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                         8-K FOR CP LIMITED PARTNERSHIP

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                               December 23, 1997
               (Date of Report (Date of Earliest Event Reported))

                             CP LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                  033-85492           38-3140664
(State or Other Jurisdiction      (Commission         (IRS Employer
     of Incorporation)            File Number)     Identification Number)


6430 So. Quebec Street, Englewood, Colorado           80111
 (Address of Principal Executive Offices)           (Zip Code)


                                 (303) 741-3707
              (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events

        The purpose of the filing of this current report on Form 8-K by CP Limited Partnership (the "Registrant") is to include certain additional exhibits to the Registrant's Registration Statement on Form S-3 (No. 333-4544-01) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Exhibit numbers and Exhibits set forth below correspond to the Exhibit numbers and Exhibits included in the Registration Statement.

Item 7.  Exhibits

Exhibit No.         Description of Document
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   1.1              Form of Underwriting Agreement between Registrant, Chateau
                    Communities, Inc. and Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated, PaineWebber Incorporated and A.G. Edwards &
                    Sons Inc.

   4.5              Form of Indenture

   4.5.1            Form of Supplemental Indenture

   4.6              Form of MOPPRS SM

   4.7 Form of the Remarketing Agreement between Registrant, Chateau Communities, Inc. and Merrill Lynch, Pierce, Fenner & Smith
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


By:  /s/ TAMARA D. FISCHER
     -----------------------
     Tamara D. Fischer
     Chief Financial Officer



Dated: December 23, 1997                           Chateau Communications Inc.